                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 16, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533            74-2830661
--------------------------------     ----------------     -------------------
(State or other jurisdiction of      (Commission File      (I.R.S. Employer
incorporation or organization)            Number)         Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)

Item 3.03 Material Modification to Rights of Security Holders

On August 16, 2007, NovaStar Financial, Inc. ("NovaStar") issued a press release announcing that it has set August 27, 2007 as the record date for its previously announced rights offering that would allow holders of NovaStar's common stock and 9.00% Series D-1 Mandatory Convertible Preferred Stock to purchase shares of its 9.00% Series D-2 Mandatory Convertible Preferred Stock. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.         Document

99.1                Press Release dated August 16, 2007 "NovaStar Financial,
                    Inc. Announces Record Date for Proposed Rights Offering."

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  August 16, 2007                 /s/ Gregory S. Metz
                                       -----------------------------------------
                                           Gregory S. Metz
                                           Chief Financial Officer

                                Index to Exhibits

Exhibit No.         Document

99.1                Press Release dated August 16, 2007 "NovaStar Financial,
                    Inc. Announces Record Date for Proposed Rights Offering."

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